U.S. SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                    ____________________________


                              FORM 8-K


                          CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported):
                          January 11, 2000



                AMERICAN ASSET MANAGEMENT CORPORATION
      (Exact name of registrant as specified in its charter)



          NEW JERSEY              0-19154         22-2902677
(State or other jurisdiction    (Commission    (I.R.S. Employer
      of incorporation)         File Number)  Identification No.)



150 Morristown Road, Suite 108, Bernardsville, New Jersey  07924
    (Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code:(908) 766-1701



_________________________________________________________________
    (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant.

     On January 11, 2000 the Registrant dismissed its principal independent auditor, Grant Thornton, LLP. The report of Grant Thornton on the financial statements of the Registrant for the year ended December 31, 1998 did not contain an adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Registrant's Board of Directors. During the year ended December 31, 1998 and during the period from January 1, 1999 through January 11, 2000, there were no disagreements with Grant Thornton, LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Grant Thornton, LLP's satisfaction, would have caused it to make reference in connection with its reports to the subject matter of the disagreement.



Item 7.  Financial Statements and Exhibits.


     (a) and (b).  Financial Statements and Pro Forma Financial
                   Information.  Not applicable.

     (c)  Exhibits

          16.  Letter re:  Cessation in Certifying Accountant.

                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            AMERICAN ASSET MANAGEMENT CORPORATION




                            By:_s/Richard G. Gagliardi__
                                Richard G. Gagliardi
                                President

Date:  January 11, 2000



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